Merchant Link Acquisition (Tables)	6 Months Ended
Jun. 30, 2020
Business Combinations [Abstract]
Schedule of Assets Acquired and Liabilities Assumed

The following table summarizes the consideration paid and the fair value assigned to the assets acquired and liabilities assumed at the acquisition date. In the three months ended March 31, 2020, the Company made a measurement period adjustment of $(0.7) million to accounts receivable with a corresponding increase to goodwill to reflect facts and circumstances in existence as of the effective date of the acquisition.

Cash	$3.8
Accounts receivable	7.5
Prepaid expenses and other current assets	1.9
Property, plant and equipment	2.4
Inventory	1.7
Other intangible assets	20.4
Goodwill (a)	30.2
Accounts payable	(1.5)
Accrued expenses and other current liabilities	(2.1)
Deferred revenue	(0.3)

Net assets acquired	64.0
Less: cash acquired	(3.8)

Net cash paid for acquisition	$60.2

(a)	Goodwill is deductible for tax purposes.